Exhibit 99.2 Western Technology Investment

N O T E 2 On August 26, 2022, P10, Inc. (“P10”) Explanatory announced that it entered into a Purchase and Sale Agreement through its subsidiary, P10 Note Intermediate Holdings LLC, to acquire the outstanding membership interests of Westech Investment Advisors LLC, a California limited liability company (the “Acquisition”). See the Current Report on Form 8-K filed by P10 with the Securities and Exchange Commission on August 26, 2022 for information regarding the terms of the Acquisition. Closing of the Acquisition is subject to various conditions, and there can be no assurance that the Acquisition will close.

Firm Overview WTI has been a capital partner to entrepreneurs and innovative companies over the last four decades

F I R M O V E R V IE W 4 WTI Overview • Founded in 1980 as a pioneer in the venture debt market • Invest primarily in the United States, with deals completed internationally and a burgeoning • Provides senior secured debt capital to technology and European opportunity set life science companies • Team of entrepreneurs, operators, & venture investors • Based in Silicon Valley with operations in Boston and NYC • 40+ year track record across numerous “tech-cycles” * This set of regions is not comprehensive, and the WTI Funds may invest in other regions and countries.

F I R M O V E R V IE W 5 Fund History 10 $500 Institutional Debt Funds COMMITTED CAPITAL RAISED ($USD MILLIONS) $460 $424 AS OF JUNE 30, 2022 $375 $294 $7.8B+ $270 $250 Loan Commitments $217 $110 $47 1,400+ Portfolio Companies VLL I VLL II VLL III VLL IV VLL V VLL VI VLL VII VLL VIII VLL IX WTI X Net IRR 63.3% 61.4% 4.3% 15.9% 9.8% 14.1% 12.4% 13.0% 19.1% 5.9% Net Distribution 5.69x 2.58x 1.24x 2.15x 1.69x 1.69x 1.24x 0.82x 0.26x N/A Multiple Jul ‘94 Sep ‘97 May ‘00 May ‘04 Feb ‘07 Jun ‘10 Dec ‘12 Aug ‘15 May ‘18 Oct ‘21 Inception See Disclosures at the end of this material for important additional information.

F I R M O V E R V IE W 6 1. Stable, recurring management fee revenue, based on 10-year WTI contractual partnership agreements Highlights 2. Established reputation and thoughtful investment process 3. Strong market position in a high barrier-to-entry growth industry 4. Diverse base of long-term institutional LPs 5. Deep bench of talent led by a multi-generational leadership team 6. Multiple avenues for next phase of growth

Industry Overview Venture Debt serves the growing market and evolving needs of the VC community

I N DU S T R Y O V E R V I EW 8 VC Equity $342 B 17,000 17,322 Activity 15,000 VC growth driven by increasing opportunity set and reallocation of public capital to private companies 12,899 13,000 12,578 11,543 11,303 11,900 Deal Activity ($B) 11,000 $167 B 9,932 10,866 Deal Count 10,389 $146 B $145 B 9,000 8,061 6,925 $89 B $86 B $83 B 7,000 $73 B 5,578 $50 B $45 B $42 B 5,000 $32 B 3,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Sources: Pitchbook / NVCA data as of June 30, 2022.

I N DU S T R Y O V E R V I EW 9 Venture Debt $33.6 B $33.1 B $33.1 B 4,000 Activity 3,500 3,619 3,203 Venture Debt market benefits from $25.6 B continued tailwinds across the 3,000 3,122 broader VC market 2,686 2,587 2,819 2,500 2,460 $17.2 B Deal Activity ($B) 2,065 2,000 $15.0 B $14.7 B Deal Count 1,687 $11.4 B 1,382 1,500 1,079 $8.1 B 963 $7.5 B 1,000 $4.4 B $3.8 B 500 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Sources: Pitchbook / NVCA data as of June 30, 2022.

The WTI Model A distinct, founder-friendly approach to providing flexible and scalable venture debt

THE WTI MODEL 11

Investment Process & Philosophy

INVESTMENT MODEL

- Operates closed-end private capital vehicles through a BDC / LLC structure
- Provides "Founder-Friendly Capital" as a value-added partner to technology and life science companies
- Finances growth opportunities, runway extensions, capital expenditures, and acquisitions of companies and IP
- Targets young and growing companies across seed to IPO stage, partnering with exceptional management teams and trusted VCs

MANAGING CREDIT RISK

- Senior secured position
- Interest and amortization provide regular cash flow
- Diversified through hundreds of portfolio companies
- Active monitoring of investments
- Extensive experience in restructures and workouts

CREATING UPSIDE

- Receives warrants in combination with most financings, providing upside in excess of interest earned
- Uses innovative solutions to maximize upside while protecting against volatility
- Invests a portion of fund in opportunistic equity investments

T H E W T I M O DE L Down Markets Robust Top-quality deals with improved pricing and structure as VC equity capital becomes more expensive • Companies increasingly value capital to grow past previous Platform valuations and raise successful new rounds Built to produce consistent Structural protections limit downside returns across a variety of • Monthly cash payments via ACH market environments • Senior secured position • Modest loan to invested equity Euphoric Markets Opportunity set increases, yet WTI remains disciplined • Extensive sourcing network and thoughtful investment process allows for selectivity WTI benefits from market and valuation growth through existing equity and warrant positions • Compelling exit opportunities for existing holdings

THE WTI MODEL 13

LEAST FLEXIBLE → MOST FLEXIBLE

Commercial Banks

FDIC-regulated entities with financing offerings and bank products

- Deal structures frequently contain covenants and provisions restricting use of capital
- Require operating acccounts
- Inflexible and slow

Public BDCs

Less regulated than traditional banks. Larger facilities and more creative structures

- Terms, covenants and other deal features can often be onerous
- Limited flexibility

Niche Lenders

Specialized lenders focused on financing AR, inventory and marketing spend

- Typically formula-based lenders for specific use of proceeds
- Limited flexibility to cater to nuances of early-stage clients

WTI Unique in Flexibility + Scale

- Reputable brand known for providing "Founder-Friendly Capital" without subjective covenants or defaults
- Decades of experience and deep network among entrepreneurs & VCs
- Consistently positive company references
- Aligned incentives around equity appreciation through warrants
- Substantial follow-on capital available
- Network developed through 1,400+ portfolio companies

Note: The above chart is based on WTI's subjective opinion on current market participants, segmentation and dynamics.

Management Team Seasoned management team with extensive networks in the venture industry

MANAGEMENT TEAM

15



Maurice Werdegar
Investment Partner
Chairman

Joined in 2001

Background: Venture Partner at Outlook Ventures, Chief Investment Officer at MetaMarkets. Founder & CEO of "Left at Albuquerque", a VC-backed restaurant chain

Education: B.A., Stanford University; M.B.A, Stanford University

Other: Trustee, Stanford Board of Trustees; Trustee, SF Conservatory of Music



David Wanek
Investment Partner
CEO & President

Joined in 2000

Background: VeriSign, Wilson Sonsini, and Los Alamos National Laboratories

Education: B.S., University of Kansas; M.B.A, University of New Mexico; J.D., Santa Clara University

Other: Investment Committee, Santa Clara University Endowment; Board Member Santa Clara University Bronco Athletic Investment Fund



Jay Cohan
Investment Partner

Joined in 1999

Background: Puma Technology, Oracle Corporation, and SoftMagic

Education: B.S. and M.S., MIT; M.B.A, Harvard Business School

Other: Board Member, American Jewish World Service, a global human rights organization



Dave Gravano
Investment Partner

Joined in 2008

Background: 25 years of financial services experience at Silicon Valley Bank, Fortress Investment Group, Meier Mitchell/GATX Ventures and GATX/ETV

Education: B.A., Duke University

MANAGEMENT TEAM 16



Rudy Ruano
Investment Partner

Joined in 2011

Background: Founded and led a number of venture backed startups: CEO of scanR Inc, VP of Bus. Dev. for iMediation S.A., SVP Corp. Dev. IPIX Corp, and multiple roles at Intel Corp

Education: B.S., San Jose State University

Other: Board Member, Immigrant Legal Resource Center



Jon Beizer
Investment Partner

Joined in 2013

Background: President and CFO of IP Wireless, CEO and CFO of iAsiaWorks, and CFO of Phoenix Network

Education: B.A., Harvard University; M.B.A., Stanford University

Other: Board Member, USXpress, a publicly traded freight company



Josh Brody
Investment Partner

Joined in 2017

Background: Employee #1 at Media Rights Capital; Co-founder/CEO of venture-backed publishing company acquired by Macmillan Publishers

Education: B.A. and M.A., University of Chicago; M.B.A., Columbia Business School



JoBeth Abecassis
Venture Partner

Joined in 2021

Background: Founding team member at Assembled Brands and investment professional at White Oak Commercial Finance

Education: B.A., Columbia University

MANAGEMENT TEAM

17



Seth Rosen
Venture Partner

Joined in 2021

Background: CEO of current WTI portfolio company CustomMade, an online D2C custom jeweler. Previously served as one of five shareholder-level investment bankers in the Debt and Equity Capital Markets group at Meredith & Grew

Education: B.A., Boston University; M.B.A. and M.S.T., Bentley University



Jared Thear
CFO/CCO

Joined in 2021

Background: Previously a partner at Deloitte. Led the Northwest asset management audit practice. Over 20 years of experience serving alternative asset management firms

Education: B.A., Ohio State University; CPA license holder; member of the AICPA

Disclosures

1 / 2 I M P O R TAN T DI S C L O S U RES 19 This material is solely for informational purposes. This document is not an offer to sell or the solicitation of an offer to buy an interest in any fund sponsored by WTI, which may be made only at the time a qualified offeree receives a Confidential Private Placement Memorandum describing the offering and related subscription agreement. Nothing contained herein constitutes investment, legal, tax or other advice nor is it to be relied on in making an investment or other decision. The information in this presentation may contain projections or other forward-looking statements regarding future events, targets or expectations regarding the Funds described herein. There is no assurance that such events or targets will be achieved, and may be significantly different from that shown here. The information in this presentation, including statements concerning financial market trends, is based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons. The performance data in this presentation represents past performance only and is not a guarantee of future results. All investments involve risks, including loss of principal. Fund values and investment returns will fluctuate, so that an investor’s value per membership interest may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. The Internal Rate of Return (“IRR”) is determined on a cash contribution, distribution and remaining book value basis. For purposes of this presentation, unless otherwise noted: IRR is gross IRR prior to deducting carried interest Net IRR is the IRR after deducting carried interest Q2/22 information is unaudited Net distributions are amounts distributed to investors, net of fees, expenses and carried interest. The net distribution multiple is the ratio of amounts distributed to investors to capital commitments called.

2 / 2 I M P O R TAN T DI S C L O S U RES 20 The presentation has been prepared from sources believed reliable but is not guaranteed by us as to its timeliness or accuracy, and is not a complete summary or statement of all available data. The information contained herein is subject to change at any time based on market or other conditions, and WTI disclaims any responsibility to update this presentation. The information is intended for beneficial owners of our clients, it is not intended to be a forecast of future events, a guarantee of future results or investment advice. This presentation may not be relied upon as investment advice and, because investment decisions for beneficial owners of clients of WTI are based on numerous factors, may not be relied upon as an indication of investment intent on behalf of the f irm. The holdings identified do not represent all of the securities purchased, sold, or recommended for WTI clients during the relevant period. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities. Because investment decisions are based on numerous factors, these references may not be relied upon as an indication of future investment intent on behalf of WTI. To receive a complete list of each holding during the relevant time period please contact WTI.

Thank you.